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                      TICKETMASTER ONLINE-CITYSEARCH, INC.

                             1998 STOCK OPTION PLAN

                           RESTRICTED STOCK AGREEMENT

     Unless otherwise defined herein, the terms defined in the 1998 Stock Option Plan shall have the same defined meanings in this Restricted Stock Agreement.

I.   RESTRICTED STOCK GRANT

     1    GRANT. Effective [Date], Ticketmaster Online-CitySearch, Inc. (the
"Company") has granted to [________] the right to purchase [_______] shares of the Company's Class B Common Stock at $[___] per share. The total purchase price of the shares subject to this Agreement is $[___].

The Company shall have the right to repurchase each of the shares purchased hereunder by the Optionee for the price of $___ per share for a limited period of time. The Company shall not exercise its rights to repurchase the shares subject to repurchase rights hereunder so long as the Optionee continues to be a Service Provider.

The Company's repurchase rights will lapse at the following times with respect to the following amounts of the shares: [Date] - [_____] shares; [Date] - [____] shares; and [Date] - [_____] shares. Notwithstanding the foregoing, if the Optionee ceases to be a Service Provider prior to the date that the Company's repurchase rights have lapsed with respect to all of the shares subject to this Agreement due to death, Disability, or by action taken by the Company without cause, all repurchase rights shall immediately lapse with respect to all shares still subject to such rights.

II.  AGREEMENT

     1    GRANT OF RESTRICTED STOCK. The Plan Administrator of the Company
hereby grants to the Optionee named above the restricted stock set forth above, subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan shall prevail.

     2    NON-TRANSFERABILITY OF RESTRICTED STOCK. The shares subject to this
Agreement may not be transferred in any manner otherwise than by will or by the laws of descent or distribution until such time as the repurchase rights with respect to such shares shall lapse. The terms of the Plan and this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     3    ENTIRE AGREEMENT; Governing Law. The Plan attached hereto is incorporated herein by reference. The Plan and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the

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Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of Delaware.

     4    NO GUARANTEE OF CONTINUED SERVICE. OPTIONEE ACKNOWLEDGES AND AGREES
THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

     5    ACCELERATION UPON CHANGE OF CONTROL. Notwithstanding anything in the
Plan to the contrary, in the event of a merger of the Company with or into another corporation, the sale of substantially all of the assets of the Company or any other transaction in which the Company is no longer directly or indirectly controlled by USA Networks, Inc. , all repurchase rights with respect to the shares subject to this Agreement shall lapse immediately upon consummation of such transaction.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the first date written above:

OPTIONEE:                                 TICKETMASTER ONLINE-
                                          CITYSEARCH, INC.

                                          By:
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Signature
                                          Its:
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